Pacific
                                Capital Funds(R)
                                       of
                                Cash Assets Trust
                         Supplement to the Prospectuses
                               Dated July 31, 2008
                           as previously supplemented
                     October 28, 2008 and December 12, 2008


                                       I.


         In response to recent market volatility, the U.S. Treasury Department has established a Temporary Money Market Fund Guarantee Program (the "Program"), which is intended to add stability to the financial markets and to reassure money market fund investors.

         The Board of Trustees of Cash Assets Trust (the "Trust") approved its participation in the Temporary Money Market Fund Guarantee Program (the "Program") with respect to each of the Trust's three separate portfolios (each a "Fund"). The Trust accordingly applied, was accepted and participates in the Program.

         The Program is designed to protect the value of those shares of any Fund held by a shareholder of record on September 19, 2008. It does not protect additions above levels held on September 19, 2008 to the accounts of such shareholders after that date, nor does it protect NEW shareholders who purchase shares of any Fund after that date.

         The Program has other terms, among which is that if on any day the net asset value per share of any Fund falls below $0.995 that Fund will be required to liquidate within 29 days unless within five days the net asset value of the Fund returns to $1.00. In the event of liquidation, a protected shareholder would receive a payment for each protected share equal to the shortfall between the amount received in liquidation of the Fund and $1.00. If the number of shares in any shareholder account fluctuates, the shareholder will be protected for the number of shares held on liquidation or for the number of shares held on September 19, 2008, whichever amount is less. Holders of unprotected shares may receive less than $1.00 upon liquidation.

         The Program is subject to an overall limit of $50 billion for all money market funds participating in the Program.

         The cost to participate in the initial six months of the Program, 0.01% of the net asset value of each Fund on September 19, 2008, and the cost of the first extension of the Program, from December 19, 2008 to April 30, 2009, 0.015% of such net asset value, were borne by each Fund. The Program has been extended from April 30, 2009 through September 18, 2009 for an additional cost of 0.015% of such net asset value, which will also be borne by each participating Fund. The Cash Fund and the Tax-Free Fund will participate in this extension, while the Government Securities Fund will not participate.


                                       II.

                        Pacific Capital Cash Assets Trust
          Pacific Capital U.S. Government Securities Cash Assets Trust


         Each of the Cash Fund's and the Government Securities Fund's section describing its "Objective, Investment Strategies, [and] Main Risks" is supplemented to permit investment in "Refunded Securities," which are debt securities the principal and interest payments of which are to be paid by "Government Securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) that have been placed in an escrow account and pledged only to the payment of the debt security. Both Funds will invest only in Refunded Securities meeting the applicable requirements of Rule 5b-3 under the 1940 Act.


                                      III.

          Pacific Capital U.S. Government Securities Cash Assets Trust

     The Federal Deposit Insurance Corporation is added to the non-exclusive list of U.S. Government agencies and instrumentalities under the heading "Other U.S. Government Securities."


                                       IV.

         The Adviser and the Administrator have recently taken action to maintain a positive yield for shareholders of the Funds. In response to current market conditions, a) the Adviser and Administrator have waived, and may continue to waive, portions of their management fees for the Government Securities Fund; and b) payments of certain fees under each of the Funds' Distribution Plans for Service Shares have been, and may continue to be, reduced. While there is no contractual or other requirement that such waivers and/or reductions in payment occur or continue, the Adviser and the Administrator have informed the Trust that they intend to continue to take reasonably practicable steps to maintain a positive yield for shareholders of each of the Funds.




                         The date of this Supplement is
                                 April 15, 2009